                                                                    EXHIBIT 1.12




                              EARN UP AGREEMENT


             THIS EARN UP AGREEMENT (this "Agreement") is executed as of the 6th day of May, 1997 between Queen Sand Resources, Inc., a Delaware corporation (the "Company"), and Forseti Investments Ltd., a Barbados corporation ("Forseti").

             WHEREAS, the Company has entered into a Securities Purchase Agreement (defined below) with Forseti pursuant to which the Company is purchasing 9,600,000 shares of Common Stock (defined below) from Forseti for (i) $5,000,000 cash; (ii) the Class A Warrants (defined below); (iii) the Class B Warrants (defined below); and (iv) this Agreement;

             WHEREAS, the Company has entered into the JEDI Purchase Agreement (defined below) with JEDI (defined below) pursuant to which the Company has issued shares of the Company's Series A Participating Convertible Preferred Stock, par value $0.01 per share, for (i) $5 million cash; and
     (ii) the JEDI Earn Up Agreement (defined below);

             NOW, THEREFORE, in consideration of these premises, the agreements herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Forseti and the Company agree as follows:


             Section 1.      DEFINITIONS

             "AAA" means the American Arbitration Association, or any successor organization.

             "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

             "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of, or rights, warrants or options to purchase, corporate stock or any other equity interest (however designated) of or in such Person.

             "Capitalized Lease Obligation" means the amount of the liability under any capital lease that, in accordance with GAAP, is required to be capitalized and reflected as a liability on the consolidated balance sheet of the Company and its Subsidiaries.

             "Class A Amount" is defined in Section 2(c).

             "Class B Amount" is defined in Section 2(d).

             "Class A Warrants" means the Class A Common Stock Purchase Warrants to purchase 1,000,000 shares of Common Stock, substantially in the form of Exhibit A to this Agreement.

             "Class B Warrants" means the Class B Common Stock Purchase Warrants to purchase 2,000,000 shares of Common Stock, substantially in the form of Exhibit B to this Agreement.

             "Common Stock" means the common stock, par value $.0015 per share, of the Company.

             "Consolidated Adjusted Net Income" means the consolidated net income (or loss) of the Company and its Subsidiaries for the fiscal year ending June 30, 1998 as determined in accordance with GAAP, adjusted by excluding, to the extent included in consolidated net income, (a) net after-tax extraordinary gains or losses (less all fees and expenses relating thereto), (b) net after-tax gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions, (c) the net income (or net loss) of any Person (other than the Company or any of its Subsidiaries) in which the Company or any of its Subsidiaries has an ownership interest, except to the extent of the amount of dividends or other distributions actually paid to the Company or its Subsidiaries in cash by such other Person during such period, and (d) net income (or net loss) of any Person combined with the Company or any of its Subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination.

             "Consolidated Interest Expense" means the amount which, in conformity with GAAP, is set forth opposite the caption "interest expense" (or any like caption) on the audited consolidated statement of operations of the Company and its Subsidiaries for the fiscal year ended June 30, 1998.

             "Consolidated Net Working Capital" means (i) the amount which, in conformity with GAAP, is set forth opposite the caption "total current assets" (or any like caption) on the audited consolidated balance sheet of the Company and its Subsidiaries as of June 30, 1998 less (ii) the amount which, in conformity with GAAP, is set forth opposite the caption "total current liabilities" (or any like caption) on the audited consolidated balance sheet of the Company and its Subsidiaries as of June 30, 1998.

             "Consolidated Non-cash Charges" means the amount which, in conformity with GAAP, is set forth opposite the caption "depreciation, depletion and amortization" (or any like caption) on the audited consolidated statement of operations of the Company and its Subsidiaries for the fiscal year ended June 30, 1998.

             "Consolidated Tax Expense" means the amount which, in conformity with GAAP, is set forth opposite the caption "income tax expense" (or any like caption) on the audited consolidated statement of operations of the Company and its Subsidiaries for the fiscal year ended June 30, 1998.

             "Dispute" is defined in Section 6.

             "EBITDA" means, without duplication, for the fiscal year ended June 30, 1998, the sum of (i) Consolidated Adjusted Net Income and (ii) to the extent deducted in computing Consolidated Adjusted Net Income, Consolidated Interest Expense, Consolidated Tax Expense and Consolidated Non-cash Charges.

             "Earn Up Amount" is defined in Section 2(b).

             "Election Date" means the later of (i) September 30, 1998 and (ii) the date that is 14 days after the date that the Company notifies Forseti to request Forseti's election under Section 2.

             "Exercise Price" means $2.50.

             "Forseti Interests" means all of the outstanding ownership interests in Forseti and each entity that controls or owns an ownership interest in Forseti.

             "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles in the United States, in effect from time to time.

             "Guaranteed Debt" means, without duplication, all Indebtedness of any other Person guaranteed directly or indirectly in any manner by the Company or any of its Subsidiaries, or in effect guaranteed directly or indirectly by the Company or any of its Subsidiaries through an agreement
     (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss,
     (iii) to supply funds to, or in any other manner invest in, the debtor (including any agreement to pay for property or services to be acquired by such debtor irrespective of whether such property is received or such services are rendered), (iv) to maintain working capital or equity capital of the debtor, or otherwise to maintain the net worth, solvency or other financial condition of the debtor or (v) otherwise to assure a creditor against loss; provided that the term "guarantee" shall not include endorsements for collection or deposit.

             "Indebtedness" means, as of June 30, 1998, without duplication,
     (i) all indebtedness of the Company or any of its Subsidiaries for borrowed money or for the deferred purchase price of property or services, excluding any trade accounts payable and other accrued current liabilities incurred in the ordinary course of business, (ii) all obligations of the Company or any of its Subsidiaries evidenced by bonds, notes, debentures or other similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by the Company or any of its Subsidiaries (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade accounts payable arising in the ordinary course of business, (iv) all Capitalized Lease Obligations,
     (v) all indebtedness referred to in (but not excluded from) clause (i),
     (ii), (iii) or (iv) above of other Persons, the payment of which is secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including, without limitation, accounts and contract rights) owned by the Company or any of its Subsidiaries, even though such Person has not assumed or become liable for the payment of such indebtedness,
     (vi) all Guaranteed Debt, (vii) all Redeemable Capital Stock valued at its maximum fixed repurchase price plus accrued and unpaid dividends, and
     (viii) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (i) through (vii) above. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Agreement, and if such price is based upon, or measured by, the fair market value of such Redeemable Capital Stock, such fair market value to be determined in good faith by the Board of Directors of the issuer of such Redeemable Capital Stock.

             "JEDI" means Joint Energy Development Investments Limited Partnership, a Delaware limited partnership.

             "JEDI Earn Up Agreement" means the Earn Up Agreement entered into between the Company and JEDI substantially in the form of Exhibit C to this Agreement.

             "JEDI Purchase Agreement" means the Securities Purchase Agreement dated as of March 27, 1997 between the Company and JEDI.

             "Mediator" is defined in Section 6.

             "Outstanding Shares" means, as of June 30, 1998, the issued and outstanding shares of Common Stock, assuming the conversion of all shares of preferred stock of the Company, that are convertible into shares of Common Stock, and excluding any shares of Common Stock held in treasury by the Company or held by any wholly-owned Subsidiary of the Company.

             "Payment Date" means the later of (i) October 15, 1998 or (ii) the date that is 15 days after the Election Date.

             "Person" means any individual, corporation, limited or general partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

      "Price" means, if:
       -----
                                |Price1 - Price2|
                                                 Less Than or Equal to
                                                 0.1, then (Price1 + Price2)/2;
                                ----------------------
                                Greater of Price1 or Price2

      provided, that if:        |Price1 - Price2|
                                                 Greater Than 0.1, then the
                                                 Company and Forseti
                                ----------------------
                                Greater of Price1 or Price2

     shall negotiate the Price; provided, further, that if the Price has not been agreed upon within 5 business days after the determination of Price1 and Price2, then the determination of the Price shall be submitted to nonbinding mediation and arbitration in accordance with this Agreement. Notwithstanding anything to the contrary in this Agreement, under no circumstances shall the Price exceed the higher of Price1 and Price2 or be less than the lower of Price1 and Price2.

                 (1.1 * SEC PV10) - Indebtedness + Consolidated Net Working Capital
     "Price1" =
      ------     --------------------------------------------------------------
                 Outstanding Shares

                 (6.0 * EBITDA) - Indebtedness + Consolidated Net Working
                 Capital
     "Price2" =
      ------     --------------------------------------------------------------
                 Outstanding Shares

             "Redeemable Capital Stock" means any Capital Stock of the Company or any of its Subsidiaries that, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, (i) is, or upon the happening of an event or passage of time would be, required to be redeemed, or (ii) is, or upon the happening of an event or passage of time would be, redeemable at the option of the holder thereof, or (iii) is, or upon the happening of an event or passage of time would be, convertible into or exchangeable for debt securities.

             "SEC PV10" means the pre tax future net cash flows from proved oil and gas reserves of the Company and its Subsidiaries at June 30, 1998, computed using a discount factor of ten percent, as determined in accordance with the rules, regulations and guidelines of the United States Securities and Exchange Commission and reported in the reserve report dated as of such date prepared in accordance with Section 6.11 of the JEDI Purchase Agreement.

             "Securities Purchase Agreement" means the Securities Purchase Agreement dated March 27, 1997 between the Company and Forseti.

             "Statutory Declaration" means a statutory declaration by Forseti that as of the Election Date and the Payment Date (i) the individual who, as of the date hereof, owned all the Forseti Interests owns all of the Forseti Interests, (ii) there are no encumbrances, pledges or other liens on any equity interests in Forseti, and (iii) no other event under Section 8(h) has occurred.

             "Subsidiary" of a Person means any corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company or business trust of which at the time of determination such Person, directly and/or indirectly through one or more other Persons, owns more than 50% of the voting interests.

             "Transfer" of any property means any exercise, or any direct or indirect sale, transfer, encumbrance, gift, donation, assignment, grant of any interest, pledge, hypothecation or other disposition of such property or any interest therein, whether voluntary or involuntary, including, but not limited to, any transfer by operation of law, by court order, by judicial process, or by foreclosure, levy, or attachment.

             "Value" is defined in Section 2(f).

             "Warrant Transfer Amount" is defined in Section 2(e).

             "Warrants" means, collectively, the Class A Warrants and the Class B Warrants.

     2.0     FORSETI ELECTION; PAYMENT OF EARN UP AMOUNT

             (a) On or before the Election Date, Forseti shall deliver notice to the Company of its election to either (i) accept the payment of the Earn Up Amount in accordance with the terms and conditions of this Agreement (in which event the Warrants that have not been Transferred by Forseti shall be delivered to the Company pursuant to Section 2(b)); or (ii) retain the Warrants that have not been Transferred by Forseti (in which event the Company shall have no obligation to pay Forseti the Earn Up Amount and the Company's obligations under this Agreement shall terminate immediately). If Forseti fails to deliver notice to the Company on or before the Election Date specifying the election in (i) or
             (ii), then Forseti shall be deemed to have elected (i) above.

             (b)      In the event that Forseti elects, or is deemed to elect,
             (i) above, then on or before the Payment Date, subject to the limitations in Section 3 and only against delivery by Forseti to the Company of (x) the Warrants and (y) the Statutory Declaration, the Company shall pay Forseti an amount (the "Earn Up Amount") equal to the amount, if any, by which (i) the sum of the Class A

             Amount and the Class B Amount exceeds (ii) the Warrant Transfer Amount; provided, that in no event shall the Earn Up Amount exceed $9,400,000.

             (c) The "Class A Amount" means a dollar amount equal to the product of (i) the Value (not to exceed $1.50) less $1.25, multiplied by (ii) 9,600,000; provided, that in no event shall the Class A Amount be greater than $2,400,000; and if the Class A Amount is zero or a negative number, the Class A Amount shall be deemed to be zero.

             (d) The "Class B Amount" means a dollar amount equal to the product of (i) the Value (not to exceed $1.25) less $0.521, multiplied by (ii) 9,600,000; provided, that in no event shall the Class B Amount be greater than $7,000,000; and if the Class B Amount is zero or a negative number, the Class B Amount shall be deemed to be zero.

             (e) The "Warrant Transfer Amount" means a dollar amount equal to the greatest of (i) the product of (x) $3.50 multiplied by (y) the aggregate number of Class A Warrants and Class B Warrants Transferred by Forseti before the Payment Date; (ii) the aggregate gross proceeds that Forseti has received or is entitled to receive from the Transfer of all of the Class A Warrants and Class B Warrants Transferred by Forseti before the Payment Date; and (iii) the difference between the average daily bid price of the Company's shares of Common Stock for the 21-day period ending on the Election Date less the Exercise Price, multiplied by the number of Class A Warrants and the Class B Warrants Transferred by Forseti before the Payment Date.

             (f) The "Value" means the product of the Price, multiplied by 0.60; provided, that if (i) the Common Stock is quoted on The Nasdaq National Market at the Election Date and (ii) the average daily trading volume of the Company's shares of Common Stock for the 21-day period ending on the Election Date is at least 50,000 shares per day (excluding trading of shares in any accounts controlled by the Company or Forseti or their respective Affiliates, and provided, that if on any of the 21 days the trading volume is greater than 300,000 shares, then only 300,000 shares on such days may be used in calculating the average), then Value means the product of the Price, multiplied by 0.75.

             (g) The Company represents and warrants to Forseti that the definitions of the terms "Price" and "Value" in the JEDI Earn Up Agreement are identical to the definitions of such terms in this Agreement.


     3.0     LIMITATION ON PAYMENT

             The Company shall be obligated to pay Forseti under this Agreement only to the extent that the Company has received a like amount as payment from JEDI under the JEDI Earn Up Agreement. If JEDI shall fail to make payments due under the JEDI Earn Up Agreement on the Election Date, then Company shall have no obligation to pay Forseti under this Agreement until such time that JEDI makes payment to the Company under the JEDI Earn Up Agreement, and then only to the extent of payments made by JEDI under the JEDI Earn Up Agreement.

     4.0     SHARING OF EXCESS PROCEEDS

             If the sum of (i) $5,000,000 and (ii) the aggregate amount received by Forseti from the Transfer of Warrants, exceeds the sum of (x) $14,400,000 plus (y) a dollar amount equal to the sum of the expenses of the Company paid by Forseti pursuant to the Securities Purchase Agreement, the reasonable out-of-pocket expenses up to a maximum of $50,000 incurred by Forseti in connection with the Securities Purchase Agreement, and the escrow agent fees incurred by Forseti under the Escrow Agreement among the Company, Forseti and Comerica Bank-Texas the sum of subclauses (x) and (y) being referred to as "Net Proceeds," then within 10 days of the date (the "Excess Determination Date") the aggregate amount received by Forseti exceeds the Net Proceeds, (x) Forseti shall deliver to the Company an amount in cash or by wire transfer of immediately available funds equal to 75% of such amount received by Forseti in excess of the Net Proceeds, and
     (y) Forseti shall spend the remaining 25% of such excess amount to purchase from the Company, subject to applicable securities laws, Common Stock at a price equal to the average of the Nasdaq bid price over 21 trading days ending on the Excess Determination Date.

     5.0     OPTION

             Subject to this Section 5, the Company hereby grants to Forseti an option to purchase from the Company a number of shares of Common Stock equal to the quotient of (x) the amount by which the Earn Up Amount exceeds $7,000,000 and (y) $2.50 (as such number of shares may be adjusted pursuant to this Section 5, the "Shares"), at a price per share equal to $2.50 (as such price may be adjusted pursuant to this Section 5). The option granted in this Section 5 is exerciseable in full or in part (i) only from the date that the Earn Up Amount is paid by the Company to Forseti through the fifth business day after the date of payment of the Earn Up Amount and (ii) by written notice to the Company of such exercise, which notice shall be accompanied by proper payment in cash or certified or bank check. The option in this Section 5.0 is not transferable. The number of Shares for which the option in this Section 5 may be exercised, and the price at which such option may be exercised, are subject to appropriate adjustment in the event that the Company (i) pays a dividend of shares of Common Stock or makes a distribution in shares of Common Stock), (ii) subdivides its outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock or
     (iv) issues any shares of its capital stock or other assets in a reclassification or reorganization of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing entity). THE OPTION IN THIS SECTION 5 AND THE SHARES OF COMMON STOCK ISSUABLE UPON

     EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER UNITED STATES FEDERAL OR STATE SECURITIES OR BLUE SKY LAWS OR APPLICABLE NON-UNITED STATES SECURITIES LAWS.

     6.0     MEDIATION.

             Any controversy, dispute or claim arising out of or relating to this Agreement (a "Dispute") shall be submitted to non-binding mediation upon the request of the Company or Forseti on the following terms. Upon the request of either party, a neutral mediator acceptable to both parties (the "Mediator") shall be appointed within 15 days. The Mediator shall attempt through negotiations in any manner deemed reasonably appropriate by the Mediator, in which the parties shall participate, to resolve the Dispute. The Mediator shall be compensated at a rate agreeable to the Company, Forseti and the Mediator, and each of the Company and Forseti shall pay its pro rata share of such compensation and other expenses of the mediation.

     7.0     ARBITRATION.

             In the event that mediation of a Dispute has not commenced within 15 days after a request for mediation is submitted or is terminated without resolution under Section 6.0, any controversy or claim arising out of or relating to this Agreement, including the right to or amount of indemnity, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the AAA by three (3) arbitrators. Each of Forseti and the Company shall appoint one arbitrator, who shall be an impartial person. If a party fails to appoint an arbitrator within thirty
     (30) days from the date a Demand to Arbitrate was made under Rule 6, the AAA shall make the appointment of the arbitrator. The two (2) arbitrators thus appointed shall appoint the third arbitrator, who shall be an impartial person. If said two (2) arbitrators fail to appoint the third arbitrator within sixty (60) days from the date a Demand to Arbitrate was made under Rule 6, the AAA shall make the appointment of the third arbitrator, who shall be an impartial person. Should any of the arbitrators appointed die, resign, refuse or become unable to act before a decision is given, the vacancy shall be filled by the method set forth in this clause for the original appointment. The arbitration shall be held in Dallas, Texas and shall be conducted in the English language. A decision by the arbitrators shall be final and binding on all the parties. The arbitrators shall execute and deliver to the respective parties the arbitration panel's decision in writing. Judgment upon the award, if any, rendered by the arbitrators (which must be expressed in United States Dollars) may be entered in any court having jurisdiction thereof. In any award, the arbitrators shall assess the arbitration costs and expenses, including, without limitation, attorneys fees of the parties, in a manner deemed equitable by the arbitrators, taking into account the arbitration decision. Notwithstanding anything to the contrary in this Agreement, if a Dispute involves the determination of Price, the Price, as determined by arbitration under this Section 7, shall not (i) (a) exceed the higher or Price1 and Price2, or (b) be lower than the lower of Price1 and Price2,
     (ii) exceed the Price as determined under the JEDI Earn Up Agreement, including a Price as determined by arbitration under the provisions of the JEDI Earn Up Agreement, or (iii) exceed the amount received by the Company from JEDI pursuant to the JEDI Earn Up Agreement.

     8.0     MISCELLANEOUS

             (a) Governing Law; Choice of Forum; Consent to Service of Process. This Agreement shall be governed by the substantive laws of the State of Texas. Except as provided in Sections 6 and 7, the parties hereto agree that any suit, action or proceeding arising out of or relating to this Agreement or any agreement or obligation delivered in connection with this Agreement or any judgment entered by any court in respect thereof shall be brought in the Courts of the State of Texas, County of Dallas or in the United States District Court for the Northern District of Texas and each such party hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding relating to this Agreement or any related agreement or obligation. Forseti hereby submits to the jurisdiction of the State of Texas and agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in the United States against Forseti may be made upon CT Corporation System at its offices located at 350 North St. Paul Street, Dallas, Texas 75201 (or any subsequent address of CT Corporation System), and Forseti hereby irrevocably appoints CT Corporation System at its offices located at 350 North St. Paul Street, Dallas, Texas 75201 (or any subsequent address of CT Corporation System) its true and lawful attorney-in-fact in their name, place and stead to accept such service of any and all such writs, process and summonses, and agree that the failure of CT Corporation System to give to Forseti any notice of any such service of process shall not impair or affect the validity of such service or of any judgment based thereon. The Company shall send, within 5 days after service of process under this subsection (a), notice to Forseti in accordance with subsection (e) of any service of process on CT Corporation System under this subsection (a). Service of process on the Company may be made to the Company's registered agent in Delaware, Corporation Trust Centre, 1209 Orange Street, in the City of Wilmington, County of New Castle.

                      Each party hereto hereby irrevocably waives any objection
             that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any agreement or obligation delivered in connection with this Agreement, brought in the Courts of the State of Texas, County of Dallas or the United States District Court for the Northern District of Texas, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

             (b) Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable, such provision shall be fully severable.

             (c) Entirety and Amendments. This Agreement and that certain Letter Agreement dated as of the date hereof between the Company and the individual who owns directly or indirectly all of the Forseti Interests embody the entire agreement and understanding relating to the subject matter hereof and supersede all prior understandings between the parties relating to the subject matter hereof. This Agreement may be amended only by an instrument in writing executed by the Company and Forseti.

             (d) Parties Bound. This Agreement shall be binding upon and inure to the benefit of the Company and Forseti, and their respective successors and permitted assigns. Neither the Company nor Forseti may assign its rights or delegate its obligations hereunder (whether voluntarily, involuntarily, or by operation of law) without the prior written consent of the other party.

             (e) Notices. Unless otherwise specified, whenever this Agreement requires or permits any consent, approval, notice, request, or demand from one party to another, that communication must be in writing (which may be by telecopy) to be effective and is deemed to have been given (a) if by telecopy, when transmitted to the appropriate telecopy number (and all communications sent by telecopy must be confirmed promptly by telephone; but any requirement in this parenthetical does not affect the date when the telecopy is deemed to have been delivered), or (b) if by any other means, including by internationally acceptable courier or hand delivery, when actually delivered. Until changed by notice pursuant to this Agreement, the address (and telecopy number) for the Company and Forseti are:

             If to Forseti:         Forseti Investments Ltd.
                                    205-206 Dowell House
                                    Bridgetown, Barbados
                                    West Indies
                                    Attn:  Dennis Chandler
                                    Facsimile:  (246) 427-5667

             With copies to:        Faust Fresenius Heyne Scherzberg, attorneys
                                    Paul-Ehrlich-Strasse 37-39
                                    60596 Frankfurt-Am-Main
                                    Attn: Christoph Heyne
                                    Facsimile: (49) 6963009090

             If to Company:         Queen Sand Resources, Inc.
                                    3500 Oak Lawn, Suite 380, L.B.#31
                                    Dallas, Texas  75219-4398
                                    Attn: Robert P. Lindsay
                                    Facsimile: (214) 521-9960

             With copies to:       Queen Sand Resources, Inc.
                                   60 Queen Street, Suite 1400
                                   Ottawa, Canada  K1P 5Y7
                                   Attn:  Edward J. Munden
                                   Facsimile: (613) 230-6055

                                   Haynes and Boone, LLP
                                   901 Main Street, Suite 3100
                                   Dallas, Texas  75202
                                   Attn: William L. Boeing
                                   Facsimile:  (214) 651-5940

             (f) Section and Other Headings. The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

             (g) Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original and all of which together will constitute one instrument.

             (h) Termination. This Agreement shall terminate upon the earlier of (i) the Transfer of any Warrants in violation of the restrictions on Transfer of Warrants under the Securities Purchase Agreement, (ii) the election by Forseti to retain the Warrants under Section 2(a)(ii), (iii) the Transfer of all of the Warrants,
             (iv) upon the Transfer of any ownership interest in Forseti or any entity controlling Forseti where the purpose of the transfer is to realize or receive cash, securities or any other property as consideration for the Warrants without transferring the Warrants; and (v) as of the Election Date or the Payment Date, the individual who, as of the date hereof owned, directly or indirectly, all of the Forseti Interests does not own, directly or indirectly, all of the Forseti Interests. No termination of this Agreement shall affect the validity of the Warrants.

             (i) Currency. All dollar amounts in this Agreement shall mean United States dollars.

             IN WITNESS WHEREOF, Forseti and the Company have executed this Agreement as of the day and year first stated above.


                                        FORSETI:


                                        FORSETI INVESTMENTS LTD.


                                        By: /s/ Michael L. Fecher
                                           ------------------------------------
                                        Name:   Michael L. Fecher
                                        Title:  Officer



                                        COMPANY:

                                        QUEEN SAND RESOURCES, INC.


                                        By: /s/ Edward J. Munden
                                           ------------------------------------
                                        Name:   Edward J. Munden
                                        Title:  President and
                                                Chief Executive Officer



                                        and



                                        By: /s/ Robert P. Lindsay
                                           ------------------------------------
                                        Name:   Robert P. Lindsay
                                        Title:  Chief Operating Officer

                                   EXHIBIT A


     THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OTHER UNITED STATES FEDERAL OR STATE SECURITIES OR BLUE SKY LAWS OR APPLICABLE NON-UNITED STATES SECURITIES LAWS, AND HAVE BEEN ISSUED IN A MANNER INTENDED TO COMPLY WITH THE CONDITIONS CONTAINED IN REGULATION S UNDER THE ACT. PRIOR TO MAY 6, 1998, NO OFFER, SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION (COLLECTIVELY, A "DISPOSAL") OR EXERCISE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE MAY BE MADE (A) IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY "U.S. PERSON" (AS DEFINED IN REGULATION S) UNLESS (i) REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR (ii) QUEEN SAND RESOURCES, INC. (THE "COMPANY") RECEIVES A WRITTEN OPINION OF UNITED STATES LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO IT TO THE EFFECT THAT SUCH DISPOSAL IS EXEMPT FROM SUCH REGISTRATION REQUIREMENTS OR (B) OUTSIDE THE UNITED STATES TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY PERSON WHO IS NOT A "U.S. PERSON" UNLESS PRIOR TO SUCH DISPOSAL (i) THE BENEFICIAL OWNER OF SUCH SECURITIES AND THE PROPOSED TRANSFEREE SUBMIT CERTAIN CERTIFICATIONS TO THE COMPANY (FORMS OF WHICH ARE AVAILABLE FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES) AND (ii) THE COMPANY RECEIVES THE LEGAL OPINION DESCRIBED IN (A)(ii) ABOVE. THE SECURITIES ARE ALSO SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AS SET FORTH IN THIS WARRANT AND THE SECURITIES PURCHASE AGREEMENT DATED AS OF MARCH 27, 1997, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT ITS PRINCIPAL PLACE OF BUSINESS.





                           QUEEN SAND RESOURCES, INC.

                     Class A Common Stock Purchase Warrant

                    Representing Right To Purchase Shares of
                                  Common Stock
                                       of
                           Queen Sand Resources, Inc.




                                    No. A-1

             FOR VALUE RECEIVED, QUEEN SAND RESOURCES, INC., a Delaware corporation (the "Company"), hereby certifies that Forseti Investments Ltd., a Barbados corporation (the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time or from time to time during the Exercise Period (as hereinafter defined), a total of 1,000,000 shares (as such number of shares may be adjusted pursuant to the terms hereof, the "Warrant Shares") of Common Stock, par value $.0015 per share, of the Company, at a price per share equal to the Exercise Price (as defined below). This Warrant is issued to the Holder (together with such other warrants as may be issued in exchange, transfer or replacement of this Warrant, the "Warrants") pursuant to the Securities Purchase Agreement (as defined below) and entitles the Holder to purchase the Warrant Shares and to exercise the other rights, powers and privileges hereinafter provided, all on the terms and conditions and pursuant to the provisions set forth herein and in the Securities Purchase Agreement.

             Section 1. Definitions. The following terms, as used herein, have the following respective meanings:

             "Common Stock" means the Company's common stock, $0.0015 par value.

             "Company" is defined in the introductory paragraph of this Warrant.

             "Date of Issuance" means May 6, 1997.

             "Earn Up Agreement" means the Earn Up Agreement, dated as of the date hereof, between the Company and the Holder.

             "Exercise Period" means the period of time between the Date of Issuance and 5:00 p.m. (New York City time) on December 31, 1998, provided, however, that any Warrants held by Forseti Investments Ltd. on the Election Date (as defined in the Earn Up Agreement) shall expire on the Election Date unless Forseti Investments Ltd. elects to retain the Warrants pursuant to Section 2(a)(ii) of the Earn Up Agreement.

             "Exercise Price" means an amount, per share, equal to $2.50 (U.S. dollars). The Exercise Price shall be subject to adjustment, as set forth in Section 4.

             "Holder" means Forseti Investments Ltd. and its permitted assignees.

             "Person" means any individual, corporation, limited or general partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

             "Required Holders" means the Holders of more than 50% of all Warrant Shares then outstanding (assuming the full exercise of all Warrants).

             "Securities Purchase Agreement" means the Securities Purchase Agreement, dated as of March 27, 1997, between the Company and Forseti, as such agreement shall be modified, amended and supplemented and in effect from time to time.

             "Value" means, as of any date of determination, with respect to the Common Stock, $3.50 per share of Common Stock.

             "Warrants" is defined in the introductory paragraph of this Warrant.

             "Warrant Shares" is defined in the introductory paragraph of this Warrant.

             Section 2. Exercise of Warrant; Cancellations of Warrant. Subject to the Securities Purchase Agreement and the provisions of Regulation S promulgated under the Securities Act of 1933, as amended, this Warrant may be exercised in whole or in part, at any time or from time to time, during the Exercise Period, by presentation and surrender hereof to the Company at its principal office at the address set forth in
     Section 11 (or at such other reasonable address as the Company may after the date hereof notify the Holder in writing, coming into effect not before 14 days after receipt of such notice by the Holder), with the Purchase Form annexed hereto as Exhibit A duly executed and accompanied by either (at the option of the Holder) proper payment in cash or certified or bank check equal to the Exercise Price for the Warrant Shares for which this Warrant is being exercised; provided, that if this Warrant is exercised in part, the Warrant must be exercised for the purchase of at least 100,000 shares of Common Stock. Upon exercise of this Warrant as aforesaid, the Company shall as promptly as practicable, and in any event within 20 days thereafter, execute and deliver to the Holder a certificate or certificates for the total number of Warrant Shares for which this Warrant is being exercised, in such names and denominations as requested in writing by the Holder. The Company shall pay any and all documentary stamp or similar issue taxes payable in respect of the issue of the Warrant Shares. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares issuable hereunder.

             Section 3. Exchange, Transfer, Assignment or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations, entitling the Holder to purchase in the aggregate the same number of Warrant Shares. The Holder of this Warrant shall be entitled, without obtaining the consent of the Company, to transfer or assign its interest in (and rights under) this Warrant in whole or in part to any Person or Persons, subject to the provisions of Section 7 of this Warrant and Article 8 of the Securities Purchase Agreement. Upon surrender of this Warrant to the Company, with the Assignment Form annexed hereto as Exhibit B duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such Assignment Form and, if the Holder's entire interest is not being assigned, in the name of the Holder, and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification (including, if required in the reasonable judgment of the Company, a statement of net worth of such Holder that is at a level reasonably satisfactory to the Company), and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

             Section 4.       Antidilution Provisions.

             (a) Adjustment of Number of Warrant Shares and Exercise Price. The number of Warrant Shares purchasable pursuant hereto and the Exercise Price, each shall be subject to adjustment from time to time on and after the Date of Issuance as provided in this Section 4(a). In case the Company shall at any time after the Date of Issuance (i) pay a dividend of shares of Common Stock or make a distribution of shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or
     (iv) issue any shares of its capital stock or other assets in a reclassification or reorganization of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing entity), then (x) the securities purchasable pursuant hereto shall be adjusted to the number of Warrant Shares and amount of any other securities, cash or other property of the Company which the Holder would have owned or have been entitled to receive after the happening of any of the events described above, had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto, and (y) the Exercise Price shall be adjusted to equal the Exercise Price immediately prior to the adjustment multiplied by a fraction, (A) the numerator of which is the number of Warrant Shares for which this Warrant is exercisable immediately prior to the adjustment, and
     (B) the denominator of which is the number of shares for which this Warrant is exercisable immediately after such adjustment. The adjustments made pursuant to this Section 4(a) shall become effective immediately after the effective date of the event creating such right of adjustment, retroactive to the record date, if any, for such event. Any Warrant Shares purchasable as a result of such adjustment shall not be issued prior to the effective date of such event.

             For the purpose of this Section 4(a) and (b), the term "shares of Common Stock" means (i) the classes of stock designated as the Common Stock of the Company as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 4(a), the Holder shall become entitled to receive any securities of the Company other than shares of Common Stock, thereafter the number of such other securities so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Section 4.

             (b) Reorganization, Merger, etc. If any capital reorganization, reclassification or similar transaction involving the capital stock of the Company (other than as specified in Section 4(a)), any consolidation, merger or business combination of the Company with another corporation or the sale or conveyance of all or any substantial part of its assets to another corporation, shall be effected in such a way that holders of the shares of Common Stock shall be entitled to receive stock, securities or assets (including, without limitation, cash) with respect to or in exchange for shares of the Common Stock, then, prior to and as a condition of such reorganization, reclassification, similar transaction, consolidation, merger, business combination, sale or conveyance, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Warrant Shares immediately theretofore purchasable and receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Warrant Shares equal to the number of Warrant Shares immediately theretofore purchasable and receivable upon the exercise of this Warrant had such reorganization, reclassification, similar transaction, consolidation, merger, business combination, sale or conveyance not taken place. The Company shall not effect any such consolidation, merger, business combination, sale or conveyance unless prior to or simultaneously with the consummation thereof the survivor or successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and sent to the Holder, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to receive.

             (c) Statement on Warrant Certificates. Irrespective of any adjustments in the Exercise Price or the number or kind of Warrant Shares, this Warrant may continue to express the same price and number and kind of shares as are stated on the front page hereof.

             (d) Exception to Adjustment. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the number of Warrant Shares issuable hereunder or to the Exercise Price in the case of the issuance of the Warrants or the issuance of shares of the Common Stock (or other securities) upon exercise of the Warrants.

             (e) Treasury Shares. The number of shares of the Common Stock outstanding at any time shall not include treasury shares or shares owned or held by or for the account of the Company or any of its subsidiaries, and the disposition of any such shares shall be considered an issue or sale of the Common Stock for the purposes of this Section 4.

             (f) Adjustment Notices to Holder. Upon any increase or decrease in the number of Warrant Shares purchasable upon the exercise of this Warrant or the Exercise Price the Company shall, within 30 days thereafter, deliver written notice thereof to all Holders, which notice shall state the increased or decreased number of Warrant Shares purchasable upon the exercise of this Warrant and the adjusted Exercise Price, setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based.

             Section 5. Notification by the Company. In case at any time while this Warrant remains outstanding:

             (a) the Company shall declare any dividend or make any distribution upon its Common Stock or any other class of its capital stock; or

             (b) the Company shall offer for subscription pro rata to the holders of its Common Stock or any other class of its capital stock any additional shares of stock of any class or any other securities convertible into or exchangeable for shares of stock or any rights or options to subscribe thereto; or

             (c) the Board of Directors of the Company shall authorize any capital reorganization, reclassification or similar transaction involving the capital stock of the Company, or a sale or conveyance of all or a substantial part of the assets of the Company, or a consolidation, merger or business combination of the Company with another Person; or

             (d) actions or proceedings shall be authorized or commenced for a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

     then, in any one or more of such cases, the Company shall give written notice to the Holder, at the earliest time legally practicable (and not less than 20 days before any record date or other date set for definitive action) of the date on which (i) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or options or (ii) such reorganization, reclassification, sale, conveyance, consolidation, merger, dissolution, liquidation or winding-up shall take place or be voted on by shareholders of the Company, as the case may be. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution, subscription rights or options or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, sale, conveyance, consolidation, merger, dissolution, liquidation or winding-up, as the case may be. If the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote of shareholders, the notice required by this Section 5 shall so state.

             Section 6.       No Voting Rights; Limitations of Liability.
     Prior to exercise, this Warrant will not entitle the Holder to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to exercise this Warrant, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of the Warrant Shares pursuant to the exercise hereof.

             Section 7. Restrictions on Transfer. The Warrants and the Warrant Shares shall not be transferable except upon the conditions in this Warrant and specified in the Securities Purchase Agreement. The Warrants may not be transferred, sold or otherwise disposed of except in blocks of Warrants for the purchase of at least 100,000 shares of Common Stock; provided, that if at the time of such transfer, sale or other disposition, the Warrants owned by the Holder are for the purchase of less than 100,000 shares of Common Stock, the Holder may sell, transfer or otherwise dispose of all, but not less than all, of the Warrants. This Warrant bears and the certificates for Warrant Shares will bear a legend as specified in the Securities Purchase Agreement. The Holder by its acceptance of this Warrant agrees to comply with and to be bound by all of the provisions of the Securities Purchase Agreement.

             Section 8.       Amendment and Waiver.

             (a) No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and the Required Holders.

             (b) No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

             Section 9.       No Fractional Warrant Shares.   The Company shall
     not be required to issue stock certificates representing fractions of Warrant Shares, but shall in respect of any fraction of a Warrant Share make a payment in cash based on the Value of the Common Stock after giving effect to the full exercise or conversion of the Warrants.

             Section 10.      Reservation of Warrant Shares.   The Company
     shall authorize, reserve and keep available at all times, free from preemptive rights, a sufficient number of Warrant Shares to satisfy the requirements of this Warrant.

             Section 11. Notices. Unless otherwise specified, whenever this Warrant requires or permits any consent, approval, notice, request, or demand from one party to another, that communication must be in writing (which may be by telecopy) to be effective and is deemed to have been given (a) if by telecopy, when transmitted to the appropriate telecopy number (and all communications sent by telecopy must be confirmed promptly by telephone; but any requirement in this parenthetical does not affect the date when the telecopy is deemed to have been delivered), or (b) if by any other means, including by internationally acceptable courier or hand delivery, when actually delivered. Until changed by notice pursuant to this Warrant, the address (and telecopy number) for the Holder and the Company are:

             If to Holder:      Forseti Investments Ltd.
                                205-206 Dowell House
                                Bridgetown, Barados
                                West Indies
                                Attn:  Dennis Chandler
                                Facsimile:  (246) 427-5667

             With copies to:    Faust Fresenius Heyne Scherzberg, attorneys
                                Paul-Ehrlich-Strasse 37-39
                                60596 Frankfurt-Am-Main
                                Attn: Christoph Heyne
                                Facsimile: (49) 6963009090

             If to Company:     Queen Sand Resources, Inc.
                                3500 Oak Lawn, Suite 380, L.B.#31
                                Dallas, Texas  75219-4398
                                Attn: Robert P. Lindsay
                                Facsimile: (214) 521-9960

             With copies to:    Queen Sand Resources, Inc.
                                60 Queen Street, Suite 1400
                                Ottawa, Canada  K1P 5Y7
                                Attn:  Edward J. Munden
                                Facsimile: (613) 230-6055

                                Haynes and Boone, LLP
                                901 Main Street, Suite 3100
                                Dallas, Texas  75202
                                Attn: William L. Boeing, Esq.
                                Facsimile:  (214) 651-5940

             Section 12. Section and Other Headings. The headings contained in this Warrant are for reference purposes only and will not affect in any way the meaning or interpretation of this Warrant.

             Section 13. Governing Law; Choice of Forum; Consent to Service of Process. THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE DELAWARE GENERAL CORPORATION LAW, TO THE EXTENT APPLICABLE TO THE INTERNAL AFFAIRS OF THE COMPANY (INCLUDING THE GRANT OF THIS WARRANT AND THE ISSUANCE OF THE WARRANT SHARES), AND OTHERWISE SHALL BE GOVERNED BY, AND CONTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS. The parties hereto agree that any suit, action or proceeding arising out of or relating to this Warrant or any agreement or obligation delivered in connection with this Warrant or any judgment entered by any court in respect thereof shall be brought in the Courts of the State of Texas, County of Dallas or in the United States District Court for the Northern District of Texas and each such party hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding relating to this Warrant or any related agreement or obligation. The Holder hereby submits to the jurisdiction of the State of Texas and agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in the United States against the Holder may be made upon CT Corporation System at its offices located at 350 North St. Paul Street, Dallas, Texas 75201 (or any subsequent address of CT Corporation System), and the Holder hereby irrevocably appoints CT Corporation System at its offices located at 350 North St. Paul Street, Dallas, Texas 75201 (or any subsequent address of CT Corporation System) its true and lawful attorney-in-fact in their name, place and stead to accept such service of any and all such writs, process and summonses, and agree that the failure of CT Corporation System to give to the Holder any notice of any such service of process shall not impair or affect the validity of such service or of any judgment based thereon. The Company shall send, within 5 days after any service of process under this Section 13, notice to the Holder in accordance with Section 11 of any service of process on CT Corporation System under this Section 13. Service of process on the Company may be made to the Company's registered agent in Delaware, Corporation Trust Centre, 1209 Orange Street, in the City of Wilmington, County of New Castle.

             Each party hereto hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Warrant or any agreement or obligation delivered in connection with this Warrant, brought in the Courts of the State of Texas, County of Dallas or the United States District Court for the Northern District of Texas, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

             Section 14. Binding Effect. The terms and provisions of this Warrant shall inure to the benefit of the Holder and its successors and assigns and shall be binding upon the Company and its successors and assigns, including, without limitation, any Person succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

                                   * * * * *

             IN WITNESS WHEREOF, the seal of the Company and the signature of its duly authorized officer have been affixed hereto as of May 6, 1997.



     [SEAL]                                 QUEEN SAND RESOURCES, INC.



     Attest: /s/ Bruce I. Benn              By:/s/ Edward J. Munden
             --------------------------        --------------------------------
                                            Name:  Edward J. Munden
                                            Title: President and
                                                   Chief Executive Officer

                                            and

     Attest: /s/ Bruce I. Benn              By:/s/ Robert P. Lindsay
             --------------------------        --------------------------------
                                            Name:  Robert P. Lindsay
                                            Title: Chief Operating Officer

                                  EXHIBIT A
                                      TO
                                   WARRANT

                                PURCHASE FORM

                         To Be Executed by the Holder
                      Desiring to Exercise a Warrant of
                          Queen Sand Resources, Inc.


             The undersigned holder hereby exercises the right to purchase ______ shares of Common Stock covered by the within Warrant, according to the conditions thereof, and herewith makes payment in full of the Exercise Price of such shares, in the amount of $____________.





                                        Name of Holder:


                                        ---------------------------------------

                                        Signature:
                                                    ---------------------------
                                        Title:
                                                -------------------------------
                                        Address:
                                                  -----------------------------

                                        ---------------------------------------

                                        ---------------------------------------

     Dated:                            ,       .
             --------------------------  ------

                                   EXHIBIT B
                                       TO
                                    WARRANT

                                ASSIGNMENT FORM

                          To Be Executed by the Holder
                       Desiring to Transfer a Warrant of
                           Queen Sand Resources, Inc.


             FOR VALUE RECEIVED, the undersigned holder hereby sells, assigns and transfers unto __________________ the right to purchase ________________ shares of Common Stock covered by the within Warrant, and does hereby irrevocably constitute and appoint _________________ Attorney to transfer the said Warrant on the books of the Company (as defined in such Warrant), with full power of substitution.


                                        Name of Holder:


                                        ---------------------------------------

                                        Signature:
                                                    ---------------------------
                                        Title:
                                                -------------------------------
                                        Address:
                                                  -----------------------------

                                        ---------------------------------------

                                        ---------------------------------------

     Dated:                            ,       .
             --------------------------  ------

     In the presence of


     ----------------------------------


                                    NOTICE:

     The signature to the foregoing Assignment Form must correspond to the name as written upon the face of the within Warrant in every detail, without alteration or enlargement or any change whatsoever.

                                   EXHIBIT B

     THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OTHER UNITED STATES FEDERAL OR STATE SECURITIES OR BLUE SKY LAWS OR APPLICABLE NON-UNITED STATES SECURITIES LAWS, AND HAVE BEEN ISSUED IN A MANNER INTENDED TO COMPLY WITH THE CONDITIONS CONTAINED IN REGULATION S UNDER THE ACT. PRIOR TO MAY 6, 1998, NO OFFER, SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION (COLLECTIVELY, A "DISPOSAL") OR EXERCISE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE MAY BE MADE (A) IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY "U.S. PERSON" (AS DEFINED IN REGULATION S) UNLESS (i) REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR (ii) QUEEN SAND RESOURCES, INC. (THE "COMPANY") RECEIVES A WRITTEN OPINION OF UNITED STATES LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO IT TO THE EFFECT THAT SUCH DISPOSAL IS EXEMPT FROM SUCH REGISTRATION REQUIREMENTS OR (B) OUTSIDE THE UNITED STATES TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY PERSON WHO IS NOT A "U.S. PERSON" UNLESS PRIOR TO SUCH DISPOSAL (i) THE BENEFICIAL OWNER OF SUCH SECURITIES AND THE PROPOSED TRANSFEREE SUBMIT CERTAIN CERTIFICATIONS TO THE COMPANY (FORMS OF WHICH ARE AVAILABLE FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES) AND (ii) THE COMPANY RECEIVES THE LEGAL OPINION DESCRIBED IN (A)(ii) ABOVE. THE SECURITIES ARE ALSO SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AS SET FORTH IN THIS WARRANT AND THE SECURITIES PURCHASE AGREEMENT DATED AS OF MARCH 27, 1997, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT ITS PRINCIPAL PLACE OF BUSINESS.





                           QUEEN SAND RESOURCES, INC.

                     Class B Common Stock Purchase Warrant

                    Representing Right To Purchase Shares of
                                  Common Stock
                                       of
                           Queen Sand Resources, Inc.




                                    No. B-1





             FOR VALUE RECEIVED, QUEEN SAND RESOURCES, INC., a Delaware corporation (the "Company"), hereby certifies that Forseti Investments Ltd., a Barbados corporation (the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time or from time to time during the Exercise Period (as hereinafter defined), a total of 2,000,000 shares (as such number of shares may be adjusted pursuant to the terms hereof, the "Warrant Shares") of Common Stock, par value $.0015 per share, of the Company, at a price per share equal to the Exercise Price (as defined below). This Warrant is issued to the Holder (together with such other warrants as may be issued in exchange, transfer or replacement of this Warrant, the "Warrants") pursuant to the Securities Purchase Agreement (as defined below) and entitles the Holder to purchase the Warrant Shares and to exercise the other rights, powers and privileges hereinafter provided, all on the terms and conditions and pursuant to the provisions set forth herein and in the Securities Purchase Agreement.

             Section 15. Definitions. The following terms, as used herein, have the following respective meanings:

             "Common Stock" means the Company's common stock, $0.0015 par value.

             "Company" is defined in the introductory paragraph of this Warrant.

             "Date of Issuance" means May 6, 1997.

             "Earn Up Agreement" means the Earn Up Agreement, dated as of the date hereof, between the Company and the Holder.

             "Exercise Period" means the period of time between the Date of Issuance and 5:00 p.m. (New York City time) on December 31, 1998, provided, however, that any Warrants held by Forseti Investments Ltd. on the Election Date (as defined in the Earn Up Agreement) shall expire on the Election Date unless Forseti Investments Ltd. elects to retain the Warrants pursuant to Section 2(a)(ii) of the Earn Up Agreement.

             "Exercise Price" means an amount, per share, equal to $2.50 (U.S. dollars). The Exercise Price shall be subject to adjustment, as set forth in Section 4.

             "Holder" means Forseti Investments Ltd. and its permitted assignees.

             "Person" means any individual, corporation, limited or general partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

             "Required Holders" means the Holders of more than 50% of all Warrant Shares then outstanding (assuming the full exercise of all Warrants).

             "Securities Purchase Agreement" means the Securities Purchase Agreement, dated as of March 27, 1997, between the Company and Forseti, as such agreement shall be modified, amended and supplemented and in effect from time to time.

             "Value" means, as of any date of determination, with respect to the Common Stock, $3.50 per share of Common Stock.

             "Warrants" is defined in the introductory paragraph of this Warrant.

             "Warrant Shares" is defined in the introductory paragraph of this Warrant.

             Section 16. Exercise of Warrant; Cancellations of Warrant. Subject to the Securities Purchase Agreement and the provisions of Regulation S promulgated under the Securities Act of 1933, as amended, this Warrant may be exercised in whole or in part, at any time or from time to time, during the Exercise Period, by presentation and surrender hereof to the Company at its principal office at the address set forth in
     Section 11 (or at such other reasonable address as the Company may after the date hereof notify the Holder in writing, coming into effect not before 14 days after receipt of such notice by the Holder), with the Purchase Form annexed hereto as Exhibit A duly executed and accompanied by either (at the option of the Holder) proper payment in cash or certified or bank check equal to the Exercise Price for the Warrant Shares for which this Warrant is being exercised; provided, that if this Warrant is exercised in part, the Warrant must be exercised for the purchase of at least 100,000 shares of Common Stock. Upon exercise of this Warrant as aforesaid, the Company shall as promptly as practicable, and in any event within 20 days thereafter, execute and deliver to the Holder a certificate or certificates for the total number of Warrant Shares for which this Warrant is being exercised, in such names and denominations as requested in writing by the Holder. The Company shall pay any and all documentary stamp or similar issue taxes payable in respect of the issue of the Warrant Shares. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares issuable hereunder.

             Section 17. Exchange, Transfer, Assignment or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations, entitling the Holder to purchase in the aggregate the same number of Warrant Shares. The Holder of this Warrant shall be entitled, without obtaining the consent of the Company, to transfer or assign its interest in (and rights under) this Warrant in whole or in part to any Person or Persons, subject to the provisions of Section 7 of this Warrant and Article 8 of the Securities Purchase Agreement. Upon surrender of this Warrant to the Company, with the Assignment Form annexed hereto as Exhibit B duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such Assignment Form and, if the Holder's entire interest is not being assigned, in the name of the Holder, and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification (including, if required in the reasonable judgment of the Company, a statement of net worth of such Holder that is at a level reasonably satisfactory to the Company), and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

             Section 18.      Antidilution Provisions.

             (a) Adjustment of Number of Warrant Shares and Exercise Price. The number of Warrant Shares purchasable pursuant hereto and the Exercise Price, each shall be subject to adjustment from time to time on and after the Date of Issuance as provided in this Section 4(a). In case the Company shall at any time after the Date of Issuance (i) pay a dividend of shares of Common Stock or make a distribution of shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock or other assets in a reclassification or reorganization of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing entity), then (x) the securities purchasable pursuant hereto shall be adjusted to the number of Warrant Shares and amount of any other securities, cash or other property of the Company which the Holder would have owned or have been entitled to receive after the happening of any of the events described above, had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto, and (y) the Exercise Price shall be adjusted to equal the Exercise Price immediately prior to the adjustment multiplied by a fraction, (A) the numerator of which is the number of Warrant Shares for which this Warrant is exercisable immediately prior to the adjustment, and (B) the denominator of which is the number of shares for which this Warrant is exercisable immediately after such adjustment. The adjustments made pursuant to this Section 4(a) shall become effective immediately after the effective date of the event creating such right of adjustment, retroactive to the record date, if any, for such event. Any Warrant Shares purchasable as a result of such adjustment shall not be issued prior to the effective date of such event.

             For the purpose of this Section 4(a) and (b), the term "shares of Common Stock" means (i) the classes of stock designated as the Common Stock of the Company as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 4(a), the Holder shall become entitled to receive any securities of the Company other than shares of Common Stock, thereafter the number of such other securities so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Section 4.

             (b) Reorganization, Merger, etc. If any capital reorganization, reclassification or similar transaction involving the capital stock of the Company (other than as specified in Section 4(a)), any consolidation, merger or business combination of the Company with another corporation or the sale or conveyance of all or any substantial part of its assets to another corporation, shall be effected in such a way that holders of the shares of Common Stock shall be entitled to receive stock, securities or assets (including, without limitation, cash) with respect to or in exchange for shares of the Common Stock, then, prior to and as a condition of such reorganization, reclassification, similar transaction, consolidation, merger, business combination, sale or conveyance, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Warrant Shares immediately theretofore purchasable and receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Warrant Shares equal to the number of Warrant Shares immediately theretofore purchasable and receivable upon the exercise of this Warrant had such reorganization, reclassification, similar transaction, consolidation, merger, business combination, sale or conveyance not taken place. The Company shall not effect any such consolidation, merger, business combination, sale or conveyance unless prior to or simultaneously with the consummation thereof the survivor or successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and sent to the Holder, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to receive.

             (c) Statement on Warrant Certificates. Irrespective of any adjustments in the Exercise Price or the number or kind of Warrant Shares, this Warrant may continue to express the same price and number and kind of shares as are stated on the front page hereof.

             (d) Exception to Adjustment. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the number of Warrant Shares issuable hereunder or to the Exercise Price in the case of the issuance of the Warrants or the issuance of shares of the Common Stock (or other securities) upon exercise of the Warrants.

             (e) Treasury Shares. The number of shares of the Common Stock outstanding at any time shall not include treasury shares or shares owned or held by or for the account of the Company or any of its subsidiaries, and the disposition of any such shares shall be considered an issue or sale of the Common Stock for the purposes of this Section 4.

             (f) Adjustment Notices to Holder. Upon any increase or decrease in the number of Warrant Shares purchasable upon the exercise of this Warrant or the Exercise Price the Company shall, within 30 days thereafter, deliver written notice thereof to all Holders, which notice shall state the increased or decreased number of Warrant Shares purchasable upon the exercise of this Warrant and the adjusted Exercise Price, setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based.

             Section 19. Notification by the Company. In case at any time while this Warrant remains outstanding:

             (a) the Company shall declare any dividend or make any distribution upon its Common Stock or any other class of its capital stock; or

             (b) the Company shall offer for subscription pro rata to the holders of its Common Stock or any other class of its capital stock any additional shares of stock of any class or any other securities convertible into or exchangeable for shares of stock or any rights or options to subscribe thereto; or

             (c) the Board of Directors of the Company shall authorize any capital reorganization, reclassification or similar transaction involving the capital stock of the Company, or a sale or conveyance of all or a substantial part of the assets of the Company, or a consolidation, merger or business combination of the Company with another Person; or

             (d) actions or proceedings shall be authorized or commenced for a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

     then, in any one or more of such cases, the Company shall give written notice to the Holder, at the earliest time legally practicable (and not less than 20 days before any record date or other date set for definitive action) of the date on which (i) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or options or (ii) such reorganization, reclassification, sale, conveyance, consolidation, merger, dissolution, liquidation or winding-up shall take place or be voted on by shareholders of the Company, as the case may be. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution, subscription rights or options or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, sale, conveyance, consolidation, merger, dissolution, liquidation or winding-up, as the case may be. If the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote of shareholders, the notice required by this Section 5 shall so state.

             Section 20.      No Voting Rights; Limitations of Liability.
     Prior to exercise, this Warrant will not entitle the Holder to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to exercise this Warrant, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of the Warrant Shares pursuant to the exercise hereof.

             Section 21. Restrictions on Transfer. The Warrants and the Warrant Shares shall not be transferable except upon the conditions specified in this Warrant and in the Securities Purchase Agreement. The Warrants may not be transferred, sold or otherwise disposed of except in blocks of Warrants for the purchase of at least 100,000 shares of Common Stock; provided, that if at the time of such transfer, sale or other disposition, the Warrants owned by the Holder are for the purchase of less than 100,000 shares of Common Stock, the Holder may sell, transfer or otherwise dispose of all, but not less than all, of the Warrants. This Warrant bears and the certificates for Warrant Shares will bear a legend as specified in the Securities Purchase Agreement. The Holder by its acceptance of this Warrant agrees to comply with and to be bound by all of the provisions of the Securities Purchase Agreement.

             Section 22.      Amendment and Waiver.

             (a) No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and the Required Holders.

             (b) No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

             Section 23.      No Fractional Warrant Shares.   The Company shall
     not be required to issue stock certificates representing fractions of Warrant Shares, but shall in respect of any fraction of a Warrant Share make a payment in cash based on the Value of the Common Stock after giving effect to the full exercise or conversion of the Warrants.

             Section 24.      Reservation of Warrant Shares.   The Company
     shall authorize, reserve and keep available at all times, free from preemptive rights, a sufficient number of Warrant Shares to satisfy the requirements of this Warrant.

             Section 25. Notices. Unless otherwise specified, whenever this Warrant requires or permits any consent, approval, notice, request, or demand from one party to another, that communication must be in writing (which may be by telecopy) to be effective and is deemed to have been given (a) if by telecopy, when transmitted to the appropriate telecopy number (and all communications sent by telecopy must be confirmed promptly by telephone; but any requirement in this parenthetical does not affect the date when the telecopy is deemed to have been delivered), or (b) if by any other means, including by internationally acceptable courier or hand delivery, when actually delivered. Until changed by notice pursuant to this Warrant, the address (and telecopy number) for the Holder and the Company are:

             If to Holder:         Forseti Investments Ltd.
                                   205-206 Dowell House
                                   Bridgetown, Barbados
                                   West Indies
                                   Attn:  Dennis Chandler
                                   Facsimile:  (246) 427-5667

             With copies to:       Faust Fresenius Heyne Scherzberg, attorneys
                                   Paul-Ehrlich-Strasse 37-39
                                   60596 Frankfurt-Am-Main
                                   Attn: Christoph Heyne
                                   Facsimile: (49) 6963009090

             If to Company:        Queen Sand Resources, Inc.
                                   3500 Oak Lawn, Suite 380, L.B.#31
                                   Dallas, Texas  75219-4398
                                   Attn: Robert P. Lindsay
                                   Facsimile: (214) 521-9960

             With copies to:       Queen Sand Resources, Inc.
                                   60 Queen Street, Suite 1400
                                   Ottawa, Canada  K1P 5Y7
                                   Attn:  Edward J. Munden
                                   Facsimile: (613) 230-6055

                                   Haynes and Boone, LLP
                                   901 Main Street, Suite 3100
                                   Dallas, Texas  75202
                                   Attn: William L. Boeing, Esq.
                                   Facsimile:  (214) 651-5940

             Section 26. Section and Other Headings. The headings contained in this Warrant are for reference purposes only and will not affect in any way the meaning or interpretation of this Warrant.

             Section 27. Governing Law; Choice of Forum; Consent to Service of Process. THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE DELAWARE GENERAL CORPORATION LAW, TO THE EXTENT APPLICABLE TO THE INTERNAL AFFAIRS OF THE COMPANY (INCLUDING THE GRANT OF THIS WARRANT AND THE ISSUANCE OF THE WARRANT SHARES), AND OTHERWISE SHALL BE GOVERNED BY, AND CONTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS. The parties hereto agree that any suit, action or proceeding arising out of or relating to this Warrant or any agreement or obligation delivered in connection with this Warrant or any judgment entered by any court in respect thereof shall be brought in the Courts of the State of Texas, County of Dallas or in the United States District Court for the Northern District of Texas and each such party hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding relating to this Warrant or any related agreement or obligation. The Holder hereby submits to the jurisdiction of the State of Texas and agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in the United States against the Holder may be made upon CT Corporation System at its offices located at 350 North St. Paul Street, Dallas, Texas 75201 (or any subsequent address of CT Corporation System), and the Holder hereby irrevocably appoints CT Corporation System at its offices located at 350 North St. Paul Street, Dallas, Texas 75201 (or any subsequent address of CT Corporation System) its true and lawful attorney-in-fact in their name, place and stead to accept such service of any and all such writs, process and summonses, and agree that the failure of CT Corporation System to give to the Holder any notice of any such service of process shall not impair or affect the validity of such service or of any judgment based thereon. The Company shall send, within 5 days after any service of process under this Section 13, notice to the Holder in accordance with Section 11 of any service of process on CT Corporation System under this Section 13. Service of process on the Company may be made to the Company's registered agent in Delaware, Corporation Trust Centre, 1209 Orange Street, in the City of Wilmington, County of New Castle.

             Each party hereto hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Warrant or any agreement or obligation delivered in connection with this Warrant, brought in the Courts of the State of Texas, County of Dallas or the United States District Court for the Northern District of Texas, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

             Section 28. Binding Effect. The terms and provisions of this Warrant shall inure to the benefit of the Holder and its successors and assigns and shall be binding upon the Company and its successors and assigns, including, without limitation, any Person succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

                                   * * * * *

             IN WITNESS WHEREOF, the seal of the Company and the signature of its duly authorized officer have been affixed hereto as of May 6, 1997.


     [SEAL]                              QUEEN SAND RESOURCES, INC.



     Attest:  /s/Bruce I. Benn           By: /s/ Edward J. Munden
             --------------------------      ----------------------------------
                                         Name:   Edward J. Munden
                                         Title:  President and
                                                 Chief Executive Officer

                                         and

     Attest:  /s/Bruce I. Benn           By: /s/ Robert P. Lindsay
             --------------------------      ----------------------------------
                                         Name:   Robert P. Lindsay
                                         Title:  Chief Operating Officer

                                   EXHIBIT A
                                       TO
                                    WARRANT

                                 PURCHASE FORM

                          To Be Executed by the Holder
                       Desiring to Exercise a Warrant of
                           Queen Sand Resources, Inc.


             The undersigned holder hereby exercises the right to purchase ______ shares of Common Stock covered by the within Warrant, according to the conditions thereof, and herewith makes payment in full of the Exercise Price of such shares, in the amount of $____________.





                                        Name of Holder:


                                        ---------------------------------------

                                        Signature:
                                                  -----------------------------
                                        Title:
                                              ---------------------------------
                                        Address:
                                                  -----------------------------

                                        ---------------------------------------

                                        ---------------------------------------

     Dated:                            ,       .
             --------------------------  ------

                                   EXHIBIT B
                                       TO
                                    WARRANT

                                ASSIGNMENT FORM

                          To Be Executed by the Holder
                       Desiring to Transfer a Warrant of
                           Queen Sand Resources, Inc.


             FOR VALUE RECEIVED, the undersigned holder hereby sells, assigns and transfers unto __________________ the right to purchase ________________ shares of Common Stock covered by the within Warrant, and does hereby irrevocably constitute and appoint _________________ Attorney to transfer the said Warrant on the books of the Company (as defined in such Warrant), with full power of substitution.


                                       Name of Holder:


                                       ----------------------------------------

                                       Signature:
                                                   ----------------------------
                                       Title:
                                               --------------------------------
                                       Address:
                                                 ------------------------------

                                       ----------------------------------------

                                       ----------------------------------------

     Dated:                            ,       .
             --------------------------  ------

     In the presence of


     ----------------------------------


                                    NOTICE:

     The signature to the foregoing Assignment Form must correspond to the name as written upon the face of the within Warrant in every detail, without alteration or enlargement or any change whatsoever.

                                   EXHIBIT C

                             JEDI EARN UP AGREEMENT


                           [See Exhibit 1.7 to this
                                Current Report
                                 on Form 8-K]